John Hancock Capital Series

John Hancock Classic Value Fund (the fund)

Supplement dated June 24, 2021 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

The “Annual fund operating expenses” table and the “Expense example” table are amended and restated as follows to reflect the fund’s management fee schedule effective July 1, 2021:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2	R5	R6
Management fee[1]	0.71	0.71	0.71	0.71	0.71	0.71
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25	0.05	0.00
Additional other expenses	0.19	0.19	0.19	0.07	0.07	0.07[2]
Total other expenses	0.19	0.19	0.19	0.32	0.12	0.07
Total annual fund operating expenses	1.15	1.90	0.90	1.28	0.83	0.78
Contractual expense reimbursement[3]	–0.01	–0.01	–0.01	–0.01	–0.01	–0.01
Total annual fund operating expenses after expense reimbursements	1.14	1.89	0.89	1.27	0.82	0.77

1	“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2021.
2	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
3	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R2	R5	R6
Shares		Sold	Not Sold
1 year	610	292	192	91	129	84	79
3 years	846	596	596	286	405	264	248
5 years	1,100	1,025	1,025	497	701	460	432
10 years	1,827	2,026	2,026	1,107	1,544	1,024	965

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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